March 31, 2001



DAVIS INTERNATIONAL
TOTAL RETURN FUND


SEMI-ANNUAL REPORT



DAVIS FUNDS
OVER 25 YEARS OF RELIABLE INVESTING(TM)

DAVIS INTERNATIONAL SERIES, INC.
DAVIS INTERNATIONAL TOTAL RETURN FUND
2949 East Elvira Road, Suite 101
Tucson, Arizona 85706
--------------------------------------------------------------------------------

Dear Shareholder:

The Davis International Total Return Fund Class A shares delivered a total return on net asset value of (26.12)% for the six-month period and (36.10)% for the one-year period ended March 31, 2001.(1) During the same time periods, the Morgan Stanley Capital International EAFE (Europe, Australia, Far East) Index returned (15.92)% and (25.67)%, respectively.(2) Two factors primarily contributed to the Fund's underperformance. First, over the last six months, we were not aggressive enough in reducing the Fund's exposure to the technology sector, which performed quite poorly during that time. Second, there has been a shift away from growth investing towards value investing. This shift hurt Fund results because our investment style focuses on companies with the potential to grow their earnings at a greater rate than the industry or regional average over the long term.

SECTOR ALLOCATIONS
As downtrends continue in equity markets worldwide, we have taken steps to reduce the volatility in the portfolio. This includes shifting the Fund's sector allocation away from technology and telecommunications toward more defensive areas such as financial, pharmaceutical and health-care companies, as well as increasing the Fund's cash position. At the end of the first quarter, financial stocks accounted for 42.9% of the portfolio and pharmaceutical and health-care stocks 8.0%, while science and technology holdings represented just 9.4%.

REGIONAL STRATEGIES
The Fund's heaviest regional concentration is in Continental Europe, which represented 55.0% of the portfolio at the end of the first quarter. We are currently finding the best long-term opportunities in Europe because of the consolidation among industries and structural changes that are happening there. For example, we have positioned the Fund to benefit from the consolidation that is beginning to occur within the banking industry through holdings such as Banco Popular(3) and Banco Bilbao Vizcaya in Spain.

Pension reform is another significant trend in Europe due to changing demographics and the aging of the population, as well as the growing realization that governments can no longer afford to provide individuals with the retirement security that they did in years past. In particular, the movement to create private pension plans for individuals in Germany suggests there will be excellent growth opportunities for insurance companies such as Ergo and MLP (Marschollek Lauten nonvoting preferred), both of which are Fund holdings.

The aging of the population also has bullish implications for pharmaceutical and health-care companies. The Fund has exposure to this sector through Schering AG in Germany and Novo-Nordisk in Denmark.

We still consider technology a viable long-term play. However, we expect considerable volatility in the group until the outlook for companies' 2002 capital spending plans becomes clear, which probably will not happen before the fourth quarter of this year.

One technology company the Fund still holds is Alcatel, the French telecom equipment manufacturer. While telecoms are seeing a decline in capital spending, Alcatel as the market leader should weather the storm better than its competitors.

DAVIS INTERNATIONAL SERIES, INC.
DAVIS INTERNATIONAL TOTAL RETURN FUND
2949 East Elvira Road, Suite 101
Tucson, Arizona 85706
--------------------------------------------------------------------------------


Turning to Japan, the government is considering structural reforms to address problems within the banking system, which would be a big positive for the market. However, because there is still great uncertainty about the shape of those reforms and the economic outlook, we are hesitant to move aggressively into Japan. Among the Fund's investments in Japan are Canon, which as an exporter should be a beneficiary of the weak yen, and Nomura Securities, which should be a beneficiary of any rise in the stock market.

As for the rest of Asia, the weakness in the yen means that currencies in many of those emerging markets are becoming less competitive. In addition, many of these emerging market companies are large exporters to the United States. Given the slowdown in the United States and particularly in technology, these companies are likely to be hit doubly hard. Due to these concerns, we have restricted the Fund's investments in Asia to Hong Kong and Singapore and have virtually no exposure to the smaller emerging markets.

We are also concerned that the slowing U.S. economy will have a negative impact on Latin America and have limited our exposure in that region as well. One Fund holding in Latin America is Grupo Televisa, the Mexican media company, which is expected to benefit from increased demand for programming targeted towards the Hispanic population.

INVESTMENT OUTLOOK
At this point in time, the world's equity markets appear to be moving increasingly in tandem with the U.S. market. That means we may need a recovery here before we can expect to see much of a recovery in international markets. Historically, however, this type of close correlation has typically occurred only during periods of extreme market moves such as the present. Once conditions settle, markets should again begin to move more independently.

We believe international diversification remains a valuable investment strategy over the long term because it allows investors to capture unique opportunities within each region of the world. For example, if structural reforms help Japanese banks successfully deal with their nonperforming loans, we are likely to find tremendous opportunities there similar to the opportunities created by the restructuring of U.S. savings and loans over a decade ago. Likewise, the structural changes in Europe relating to demographic trends and pension reforms are likely to generate exceptional growth possibilities for European financial institutions.

Furthermore, as companies everywhere become more multinational, sector returns around the world are more closely correlated than ever before. That means, for example, that technology stocks now tend to move in tandem worldwide. So, if the outlook for technology improves, the U.S. market would not necessarily have to lead the recovery, with Europe and Japan then following. Instead, with an improving technology outlook, all well-run technology companies should have a good chance of outperforming whether they are based in Japan, Europe or the United States.

Getting the sector right is an increasingly important determinant of investment performance, as is having the resources to truly evaluate companies on a worldwide basis. Firsthand research is a vital part of the Fund's investment approach. Our research and portfolio management team travel the world over, getting to know companies and their managements so we can select the best companies outside the United States in promising sectors, no matter where the companies are located.

DAVIS INTERNATIONAL SERIES, INC.
DAVIS INTERNATIONAL TOTAL RETURN FUND
2949 East Elvira Road, Suite 101
Tucson, Arizona 85706
--------------------------------------------------------------------------------

Investors would do well to keep in mind that the current market environment is one that occurs roughly every 20 years. While these types of market dislocations can be painful, we believe that patience will be rewarded. Although we remain cautious about the near-term outlook and have positioned the portfolio accordingly, over longer periods of time we believe equities continue to offer the best opportunity for creating wealth.

Sincerely,

/s/ SHEILA HARTNETT-DEVLIN

Sheila Hartnett-Devlin
Portfolio Manager


May 7, 2001

------------------------------------------------------------

This Semi-Annual Report is authorized for distribution only when accompanied or preceded by a current prospectus of Davis International Total Return Fund, which contains more information about risks, charges and expenses. Please read the prospectus carefully before investing or sending money.


(1) Total return assumes reinvestment of dividends and capital gain distributions. Past performance is not a guarantee of future results. Investment return and principal value will vary so that, when redeemed, an investor's shares may be worth more or less than when purchased. Below are the average annual total returns for Davis International Total Return Fund's Class A shares for the periods ended March 31, 2001. Returns for other classes of shares will vary from the following figures:

(WITHOUT a 4.75% sales charge taken into consideration)
----------------------------------------------------------------------------------------
FUND NAME                                1 YEAR        5 YEAR         INCEPTION
----------------------------------------------------------------------------------------
Davis International Total Return A       (36.10)%      (6.04)%        (0.74)% - 02/01/95
----------------------------------------------------------------------------------------

(WITH a 4.75% sales charge taken into consideration)
----------------------------------------------------------------------------------------
FUND NAME                                1 YEAR        5 YEAR         INCEPTION
----------------------------------------------------------------------------------------
Davis International Total Return A       (39.15)%      (6.95)%        (1.52)% - 02/01/95
----------------------------------------------------------------------------------------

DAVIS INTERNATIONAL SERIES, INC.
DAVIS INTERNATIONAL TOTAL RETURN FUND
2949 East Elvira Road, Suite 101
Tucson, Arizona 85706
--------------------------------------------------------------------------------

(2) The Morgan Stanley Capital International EAFE Index is a recognized international index that includes approximately 1,000 companies representing the stock markets of 18 countries in Europe, Australia, New Zealand and the Far East. The average company has a market capitalization of more than $3 billion. This is a total return index calculated in U.S. dollars, with gross dividends reinvested. It would be difficult to invest directly in the index.


(3) See the Fund's Schedule of Investments for a detailed list of portfolio holdings. Portfolio holdings will change over time.


This report reflects the professional opinions of portfolio manager Sheila Hartnett-Devlin. All investments involve some degree of risk and there can be no assurance that the Fund's investment strategies will be successful. Prices of shares will vary so that, when redeemed, an investor's shares could be worth more or less than their original cost.


Shares of the Davis Funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including possible loss of the principal amount invested.

DAVIS INTERNATIONAL SERIES, INC.
DAVIS INTERNATIONAL TOTAL RETURN FUND
Schedule of Investments
At March 31, 2001 (Unaudited)
--------------------------------------------------------------------------------


                                                                                                     VALUE
     SHARES                                                                                         (NOTE 1)
     ------                                                                                          ------
COMMON STOCKS - (88.74%)

                  AUSTRALIA - (1.92%)
        95,000    Woolworths Ltd. ...........................................................  $       385,017
                                                                                               ---------------
                  DENMARK - (4.08%)
        23,800    Danske Bank ...............................................................          375,775
           500    Novo-Nordisk A/S, Class B..................................................          101,360
         8,000    Vestas Wind Systems A/S....................................................          339,437
                                                                                               ---------------
                                                                                                       816,572
                                                                                               ---------------
                  FINLAND - (1.19%)
        10,000    Nokia Oyj..................................................................          239,347
                                                                                               ---------------
                  FRANCE - (10.81%)
         4,600    Accor SA...................................................................          172,184
        11,000    Alcatel SA.................................................................          331,335
         3,000    Coflexip SA................................................................          403,255
        10,000    Sanofi-Synthelabo SA.......................................................          555,970
         4,800    Societe Television Francaise 1.............................................          164,046
         4,000    TotalFinaElf SA............................................................          540,043
                                                                                               ---------------
                                                                                                     2,166,833
                                                                                               ---------------
                  GERMANY - (10.54%)
        18,000    Bayerische Motoren Werke AG................................................          547,402
         7,000    Ergo Versicherungs Gruppe AG...............................................        1,041,301
        10,800    Schering AG................................................................          523,017
                                                                                               ---------------
                                                                                                     2,111,720
                                                                                               ---------------
                  HONG KONG - (6.57%)
        49,000    Cheung Kong Holdings Ltd. .................................................          513,554
        25,000    China Mobile Ltd.* ........................................................          110,576
        50,000    CLP Holdings Ltd...........................................................          264,744
        45,000    Sun Hung Kai Properties Ltd. ..............................................          428,363
                                                                                               ---------------
                                                                                                     1,317,237
                                                                                               ---------------
                  IRELAND - (3.30%)
        66,000    Allied Irish Banks PLC.....................................................          661,357
                                                                                               ---------------
                  ITALY - (1.38%)
        64,000    UniCredito Italiano SpA....................................................          275,874
                                                                                               ---------------
                  JAPAN - (13.58%)
        30,000    Canon Inc. ................................................................        1,087,210
        12,000    Kao Corp. .................................................................          302,083
        45,000    The Nomura Securities Co., Ltd. ...........................................          806,550
        21,000    Pioneer Corp. .............................................................          525,313
                                                                                               ---------------
                                                                                                     2,721,156
                                                                                               ---------------

DAVIS INTERNATIONAL SERIES, INC.
DAVIS INTERNATIONAL TOTAL RETURN FUND
Schedule of Investments - Continued
At March 31, 2001 (Unaudited)
--------------------------------------------------------------------------------


                                                                                                     VALUE
     SHARES                                                                                         (NOTE 1)
     ------                                                                                          ------
COMMON STOCKS - CONTINUED

                  MEXICO - (2.00%)
        12,000    Grupo Televisa SA, ADR*....................................................  $       400,920
                                                                                               ---------------
                  NETHERLANDS - (4.43%)
         3,198    ING Groep NV...............................................................          208,183
        14,712    Koninklijke Philips Electronics NV.........................................          402,408
         5,000    Royal Dutch Petroleum Co., NY Registry Shares..............................          277,200
                                                                                               ---------------
                                                                                                       887,791
                                                                                               ---------------
                  SPAIN - (6.67%)
        50,000    Banco Bilbao Vizcaya  Argentaria, SA.......................................          679,476
        20,000    Banco Popular Espanol SA...................................................          657,136
                                                                                               ---------------
                                                                                                     1,336,612
                                                                                               ---------------
                  SWEDEN - (1.51%)
        25,000    Investor AB-Class B........................................................          302,308
                                                                                               ---------------
                  SWITZERLAND - (3.26%)
           525    Adecco SA, Registered......................................................          273,803
            85    Julius Baer Holding Ltd....................................................          378,684
                                                                                               ---------------
                                                                                                       652,487
                                                                                               ---------------
                  UNITED KINGDOM - (17.50%)
        29,000    Amvescap PLC...............................................................          421,715
        40,000    COLT Telecom Group PLC*....................................................          417,215
        83,200    Compass Group PLC*.........................................................          592,707
        50,000    Exel PLC...................................................................          595,855
        11,359    GlaxoSmithKline PLC*.......................................................          296,514
        26,000    Reed International PLC.....................................................          240,935
        21,600    Royal Bank of Scotland Group PLC...........................................          489,920
       126,500    Tesco PLC..................................................................          450,586
                                                                                               ---------------
                                                                                                     3,505,447
                                                                                               ---------------

                        TOTAL COMMON STOCKS - (identified cost $21,118,844).................        17,780,678
                                                                                               ---------------

PREFERRED STOCKS - (3.50%)

                  GERMANY - (3.50%)
         7,000    MLP AG Pfd. - (identified cost $913,540)...................................          702,000
                                                                                               ---------------

DAVIS INTERNATIONAL SERIES, INC.
DAVIS INTERNATIONAL TOTAL RETURN FUND
Schedule of Investments - Continued
At March 31, 2001 (Unaudited)
--------------------------------------------------------------------------------

                                                                                                     VALUE
    PRINCIPAL                                                                                       (NOTE 1)
    ---------                                                                                        ------
SHORT TERM - (3.50%)
$      474,000    Nomura Securities International, Inc. Repurchase Agreement, 5.40%,
                     04/02/01, dated  03/30/01, repurchase  value of $474,213
                     (collateralized by: U.S. Government obligations in a pooled cash account,
                     total market value $483,480) ...........................................  $       474,000
       227,000    PaineWebber Inc. Repurchase Agreement, 5.40%, 04/02/01,
                     dated   03/30/01, repurchase  value of $227,102 (collateralized by:
                    U.S. Government obligations in a pooled cash account, total market
                    value $231,540)..........................................................          227,000
                                                                                               ---------------

                        TOTAL SHORT TERM INVESTMENTS
                            - (identified cost $701,000).....................................          701,000
                                                                                               ---------------




                            TOTAL INVESTMENTS - (identified cost $22,733,384) -
                            (95.74%) (a).....................................................       19,183,678
                            OTHER ASSETS LESS LIABILITIES - (4.26%)..........................          852,729
                                                                                               ---------------
                            NET ASSETS - (100%)..............................................  $    20,036,407
                                                                                               ===============

* Non income-producing security.

(a) Aggregate cost for Federal income tax purposes is $22,733,384. At March 31, 2001, unrealized appreciation (depreciation) of securities for Federal Income Tax purposes was as follows:

                  Unrealized appreciation....................................................  $       538,339
                  Unrealized depreciation....................................................       (4,088,045)
                                                                                               ---------------
                    Net unrealized depreciation.............................................   $    (3,549,706)
                                                                                               ===============





SEE NOTES TO FINANCIAL STATEMENTS.

DAVIS INTERNATIONAL SERIES, INC.
DAVIS INTERNATIONAL TOTAL RETURN FUND
STATEMENT OF ASSETS AND LIABILITIES - At March 31, 2001 (Unaudited)
--------------------------------------------------------------------------------

ASSETS:
     Investments in securities, at value (identified cost - $22,733,384 ) (See accompanying
         Schedule of Investments).........................................................   $      19,183,678
     Cash.................................................................................               9,618
     Unrealized appreciation on foreign currency contracts (Note 1).......................              31,744
     Receivables:
         Dividends and interest...........................................................             101,117
         Capital stock sold...............................................................             626,871
         Investment securities sold.......................................................             113,736
         From adviser.....................................................................              18,314
     Prepaid expenses.....................................................................              35,738
                                                                                             -----------------
              Total assets................................................................          20,120,816
                                                                                             -----------------

LIABILITIES:
     Payables:
         Investment securities purchased..................................................              36,784
         Capital stock redeemed...........................................................               3,638
     Accrued expenses.....................................................................              43,987
                                                                                             -----------------
              Total liabilities...........................................................              84,409
                                                                                             -----------------

NET ASSETS ...............................................................................   $      20,036,407
                                                                                             =================


NET ASSETS CONSIST OF:
     Par value of shares of capital stock.................................................   $           2,488
     Additional paid-in capital...........................................................          24,575,380
     Accumulated net investment loss......................................................            (147,553)
     Net unrealized depreciation on investments and translation of assets and liabilities in
         foreign currencies...............................................................          (3,517,962)
Accumulated net realized losses from investments and foreign currency transactions........            (875,946)
                                                                                             -----------------
              Net assets..................................................................   $      20,036,407
                                                                                             =================




SEE NOTES TO FINANCIAL STATEMENTS.

DAVIS INTERNATIONAL SERIES, INC.
DAVIS INTERNATIONAL TOTAL RETURN FUND
STATEMENT OF ASSETS AND LIABILITIES - Continued
At March 31, 2001 (Unaudited)
--------------------------------------------------------------------------------

     CLASS A SHARES
         Net assets.......................................................................   $      16,989,221
         Shares outstanding...............................................................           2,091,379
         Net asset value and redemption price per share...................................             $  8.12
                                                                                                       =======
         Maximum offering price per share (100/95.25 of $8.12)*...........................             $  8.52
                                                                                                       =======

     CLASS B SHARES
         Net assets.......................................................................   $       2,826,316
         Shares outstanding...............................................................             368,375
         Net asset value and redemption price per share...................................             $  7.67
                                                                                                       =======

     CLASS C SHARES
         Net assets.......................................................................   $         206,959
         Shares outstanding...............................................................              26,456
         Net asset value and redemption price per share...................................             $  7.82
                                                                                                       =======

     CLASS Y SHARES
         Net assets.......................................................................   $          13,911
         Shares outstanding...............................................................               1,708
         Net asset value and redemption price per share...................................             $  8.14
                                                                                                       =======



* On purchases of $100,000 or more, the offering price is reduced.




SEE NOTES TO FINANCIAL STATEMENTS.

DAVIS INTERNATIONAL SERIES, INC.
DAVIS INTERNATIONAL TOTAL RETURN FUND
STATEMENT OF OPERATIONS - For the six months ended March 31, 2001 (Unaudited)
--------------------------------------------------------------------------------

INVESTMENT INCOME (LOSS):
     Income:
         Dividends (Net of foreign withholding taxes of $15,944)..........................   $         105,647
         Interest.........................................................................              68,784
                                                                                             -----------------
              Total income................................................................             174,431
                                                                                             -----------------

     Expenses:
         Management fees (Note 3)......................................  $       126,813
         Custodian fees................................................           34,968
         Transfer agent fees
           Class A.....................................................            9,409
           Class B.....................................................            3,506
           Class C.....................................................              465
           Class Y.....................................................                4
         Audit fees....................................................            7,800
         Legal fees....................................................            5,631
         Accounting fees (Note 3)......................................            4,002
         Reports to shareholders.......................................           25,652
         Directors' fees and expenses..................................           25,930
         Registration and filing fees .................................           28,155
         Miscellaneous.................................................            9,411
         Payments under distribution plan (Note 4)
           Class A.....................................................            7,053
           Class B.....................................................           17,539
           Class C.....................................................            2,497
                                                                         ---------------
              Total expenses..............................................................             308,835
         Reimbursement of expenses by adviser (Note 3)....................................            (101,859)
         Expenses paid indirectly (Note 6)................................................                 (81)
                                                                                             -----------------
              Net expenses................................................................             206,895
                                                                                             -----------------
                  Net investment loss.....................................................             (32,464)
                                                                                             -----------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY:

     Net realized gain (loss) from:
         Investment transactions..........................................................            (874,676)
         Foreign currency transactions....................................................              18,128
     Net change in unrealized appreciation (depreciation) on investments and
         translation of assets and liabilities in foreign currencies......................          (5,509,103)
                                                                                             -----------------
              Net realized and unrealized loss on investments and foreign currency........          (6,365,651)
                                                                                             -----------------

                  Net decrease in net assets resulting from operations....................   $      (6,398,115)
                                                                                             =================

SEE NOTES TO FINANCIAL STATEMENTS.
DAVIS INTERNATIONAL SERIES, INC.
DAVIS INTERNATIONAL TOTAL RETURN FUND
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                                SIX MONTHS
                                                                                   ENDED
                                                                                 MARCH 31,           YEAR ENDED
                                                                                   2001             SEPTEMBER 30,
                                                                                (UNAUDITED)             2000
                                                                              -------------         -------------
OPERATIONS:

     Net investment loss............................................          $     (32,464)        $   (200,819)
     Net realized gain (loss) from investments and foreign currency
         transactions...............................................               (856,548)            3,132,351
     Net change  in unrealized appreciation (depreciation)
         on investments and translation of assets and
         liabilities in foreign currencies..........................             (5,509,103)             (560,016)
                                                                              -------------         -------------
         Net increase (decrease) in net assets resulting from
           operations...............................................             (6,398,115)            2,371,516

DIVIDENDS AND DISTRIBUTIONS TO
  SHAREHOLDERS FROM:

  Realized gains from investment transactions:
         Class A ...................................................               (386,238)                 -
         Class B ...................................................                (68,905)                 -
         Class C ...................................................                 (4,335)                 -
         Class Y ...................................................                    (16)                 -

CAPITAL SHARE TRANSACTIONS:

     Net increase (decrease) in net assets resulting from
         capital share transactions (Note 5)
         Class A ...................................................             (1,360,617)           (5,322,412)
         Class B ...................................................                (70,763)             (770,843)
         Class C ...................................................               (248,299)              138,567
         Class Y ...................................................                 16,008                   908
                                                                              -------------         -------------

         Total decrease in net assets...............................             (8,521,280)          (3,582,264)

NET ASSETS:

     Beginning of period............................................             28,557,687            32,139,951
                                                                              -------------         -------------

     End of period (including net investment loss of $147,553 and
          $115,089, respectively)...................................          $  20,036,407         $  28,557,687
                                                                              =============         =============


SEE NOTES TO FINANCIAL STATEMENTS.

DAVIS INTERNATIONAL SERIES, INC.
DAVIS INTERNATIONAL TOTAL RETURN FUND
NOTES TO FINANCIAL STATEMENTS
At March 31, 2001 (Unaudited)
--------------------------------------------------------------------------------

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

       Davis International Series, Inc. (the "Company") is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Company currently offers one fund, Davis International Total Return Fund (the "Fund") whose primary objective is to achieve total return through capital growth or income or both. The Fund invests principally in the common stock of foreign companies and in common stock issued by U.S. companies doing substantial business in foreign markets. The Fund offers shares in four classes, Class A, Class B, Class C and Class Y. The Class A shares are sold with a front-end sales charge, the Class B and Class C shares are sold at net asset value and may be subject to a contingent deferred sales charge upon redemption. Class Y shares are sold at net asset value and are not subject to any contingent deferred sales charge. Class Y shares are only available to certain qualified investors. Income, expenses (other than those attributable to a specific class) and gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by each class. Operating expenses directly attributable to a specific class are charged against the operations of that class. All classes have identical rights with respect to voting (exclusive of each Class' distribution arrangement), liquidation and distributions. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

SECURITY VALUATION - Portfolio securities are normally valued using current market valuations: either the last reported sales price, or in the case of securities for which there is no reported last sale, the closing bid price. Debt securities maturing in 60 days or less are usually valued at amortized cost and longer term debt securities may be valued by an independent pricing service or broker. Securities for which market quotations are not readily available and other assets are appraised at fair value as determined in good faith in accordance with methods that are authorized by the Board of Directors. Because of the difference in times of closing of markets in which the Fund's securities are traded, events affecting portfolio values that occur between the time their prices are determined and the time the Fund's shares are priced will generally not be reflected in the Fund's share price.

CURRENCY TRANSLATION - The market values of all assets and liabilities denominated in foreign currencies are recorded in the financial statements after translation to the U.S. dollar based upon the mean between the bid and offered quotations of the currencies against U.S. dollars on the date of valuation. The cost basis of such assets and liabilities is determined based upon historical exchange rates. Income and expenses are translated at average exchange rates in effect as accrued or incurred.

FOREIGN CURRENCY - The Fund may enter into forward purchases or sales of foreign currencies to hedge certain foreign currency denominated assets and liabilities against declines in market value relative to the U.S. dollar. Forward currency contracts are marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. When the forward currency contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the forward currency contract at the time it was opened and value at the time it was closed. Investments in forward currency contracts may expose the Fund to risks resulting from unanticipated movements in foreign currency exchange rates or failure of the counter-party to the agreement to perform in accordance with the terms of the contract.

Reported net realized foreign exchange gains or losses arise from sales and maturities, of investments, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate. The Fund includes foreign currency gains and losses realized on the sale of investments together with market gains and losses on such investments in the statement of operations.

DAVIS INTERNATIONAL SERIES, INC.
DAVIS INTERNATIONAL TOTAL RETURN FUND
NOTES TO FINANCIAL STATEMENTS - Continued
At March 31, 2001 (Unaudited)
--------------------------------------------------------------------------------

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES - CONTINUED

FOREIGN CURRENCY - CONTINUED

Outstanding foreign currency contracts at March 31, 2001 were as follows:

                                                   Contract Amount        Valuation as of          Unrealized
Contract Description         Expiration Date           (000s)             March 31, 2001          Appreciation
-------------------------- -------------------- ---------------------- ---------------------- ----------------------
CONTRACTS TO SELL
Japanese Yen                    06/21/01             JPY 77,497              $ 624,065              $ 31,744

FEDERAL INCOME TAXES - It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to shareholders. Therefore, no provision for federal income or excise tax is required

SECURITIES TRANSACTIONS AND RELATED INVESTMENT INCOME - Securities transactions are accounted for on the trade date (date the order to buy or sell is executed) with realized gain or loss on the sale of securities being determined based upon identified cost. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS - Dividends and distributions to shareholders are recorded on the ex-dividend date. The character of the distributions made during the year from net investment income may differ from its ultimate characterization for federal income tax purposes. Also, due to the timing of distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which income or gain was recorded by the Fund. The Fund adjusts the classification of distributions to shareholders to reflect the differences between financial statement amounts and distributions determined in accordance with income tax regulations.

USE OF ESTIMATES IN FINANCIAL STATEMENTS - In preparing financial statements in conformity with generally accepted accounting principles, management makes estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, as well as the reported amounts of income and expenses during the reporting period. Actual results may differ from these estimates.

NOTE 2 - PURCHASES AND SALES OF SECURITIES

       Purchases and sales of investment securities (excluding short-term securities) during the six months ended March 31, 2001, were $14,479,841 and $15,148,738, respectively.

NOTE 3 - INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

       Advisory fees are paid monthly to Davis Selected Advisers, L.P. (the "Adviser"), at the annual rate of 1.00% of the first $250 million of average net assets, 0.90% on the next $250 million of average annual net assets, and 0.80% of average annual net assets in excess of $500 million. Management fees paid during the six months ended March 31, 2001, approximated 1.00% of average net assets.

DAVIS INTERNATIONAL SERIES, INC.
DAVIS INTERNATIONAL TOTAL RETURN FUND
NOTES TO FINANCIAL STATEMENTS - Continued
At March 31, 2001 (Unaudited)
--------------------------------------------------------------------------------

NOTE 3 - INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH
         AFFILIATES - CONTINUED

       The Adviser is paid for registering Fund shares for sale in various states. The fee for the six months ended March 31, 2001, amounted to $6,000. State Street Bank is the Fund's primary transfer agent. The Adviser is also paid for certain transfer agent services. The fee for these services paid to the Adviser for the six months ended March 31, 2001, amounted to $1,785. State Street Bank is the Fund's primary accounting provider. Fees for such services are included in the custodian fee as State Street Bank also serves as the Fund's custodian. The Adviser is also paid for certain accounting services. The fee amounted to $4,002 for the six months ended March 31, 2001. The Adviser has agreed to reimburse the Fund for certain expenses incurred in the current fiscal year which amounted to $101,859. Certain directors and the officers of the Fund are also directors and officers of the general partner of the Adviser.

       Davis Selected Advisers-NY, Inc. ("DSA-NY"), a wholly-owned subsidiary of the Adviser, acts as sub-adviser to the Fund. The Fund pays no fees directly to DSA-NY.

       Fiduciary Trust Company International (the "Sub-Adviser") also acts as the Sub-Adviser of the Fund. The Sub-Adviser manages the day-to-day investment operations for the Fund. The Fund pays no fees directly to the Sub-Adviser. The Sub-Adviser receives from the Adviser 50% of the total annual investment advisory fees paid by the Fund to the Adviser.


NOTE 4 - DISTRIBUTION AND UNDERWRITING FEES

CLASS A SHARES

       Class A shares of the Fund are sold at net asset value plus a sales charge and are redeemed at net asset value (without a contingent deferred sales charge).

       During the six months ended March 31, 2001, Davis Distributors, LLC, the Fund's Underwriter (the "Underwriter" or "Distributor") received $28,199 from commissions earned on sales of Class A shares of the Fund, of which $6,197 was retained by the Underwriter and the remaining $22,002 was re-allowed to investment dealers. The Underwriter paid the costs of prospectuses in excess of those required to be filed as part of the Fund's registration statement, sales literature and other expenses assumed or incurred by it in connection with such sales.

       The Underwriter is reimbursed for amounts paid to dealers as a service fee with respect to Class A shares sold by dealers which remain outstanding during the period. The service fee is reimbursed at the annual rate up to 1/4 of 1% of the average net assets maintained by the responsible dealers. The Underwriter is not reimbursed for accounts for which the Underwriter pays no service fees to other firms. The service fee for Class A shares of the Fund for the six months ended March 31, 2001, was $7,053.

CLASS B SHARES

       Class B shares of the Fund are sold at net asset value and are redeemed at net asset value less a contingent deferred sales charge if redeemed within six years of purchase.

DAVIS INTERNATIONAL SERIES, INC.
DAVIS INTERNATIONAL TOTAL RETURN FUND
NOTES TO FINANCIAL STATEMENTS - Continued
At March 31, 2001 (Unaudited)
--------------------------------------------------------------------------------

NOTE 4 - DISTRIBUTION AND UNDERWRITING FEES - CONTINUED
CLASS B SHARES - CONTINUED

       The Fund pays a distribution fee to reimburse the Distributor for commission advances on the sale of the Fund's Class B shares. The National Association of Securities Dealers, Inc., ("NASD") limits the percentage of the Fund's average annual net assets attributable to Class B shares which may be used to reimburse the Distributor. The limit is 1%, of which 0.75% may be used to pay distribution expenses and 0.25% may be used to pay shareholder service fees. The NASD rule also limits the aggregate amount the Fund may pay for distribution-related services to 6.25% of gross Fund sales since inception of the Rule 12b-1 plan plus interest at 1% over the prime rate on unpaid amounts. The Distributor intends to seek full payment (plus interest at prime plus 1 %) of distribution charges that exceed the 1% annual limit in some future period or periods when the plan limits have not been reached.

       During the six months ended March 31, 2001, Class B shares of the Fund made distribution plan payments which included distribution fees of $13,231 and service fees of $4,308.

       Commission advances by the Distributor during the six months ended March 31, 2001, on the sale of Class B shares of the Fund amounted to $1,682, of which $1,572 was re-allowed to qualified selling dealers.

       The Distributor intends to seek payment from Class B shares of the Fund in the amount of $568,468, representing the cumulative commission advances by the Distributor on the sale of the Fund's Class B shares, plus interest, reduced by cumulative distribution fees paid by the Fund and cumulative contingent deferred sales charges paid by redeeming shareholders. The Fund has no contractual obligation to pay any such distribution charges and the amount, if any, timing and condition of such payment are solely within the discretion of the Directors who are not interested persons of the Fund or the Distributor.

       A contingent deferred sales charge is imposed upon redemption of certain Class B shares of the Fund within six years of the original purchase. The charge is a declining percentage starting at 4% of the lesser of net asset value of the shares redeemed or the total cost of such shares. During the six months ended March 31, 2001, the Distributor received contingent deferred sales charges of $3,103 from redemptions of Class B shares of the Fund.

CLASS C SHARES

       Class C shares of the Fund are sold at net asset value and are redeemed at net asset value less a contingent deferred sales charge of 1% if redeemed within one year of purchase. The Fund pays the Distributor 1% of the Fund's average annual net assets attributable to Class C shares, of which 0.75% may be used to pay distribution expenses and 0.25% may be used to pay shareholder service fees.

       During the six months ended March 31, 2001, Class C shares of the Fund made distribution plan payments which included distribution fees of $1,873 and service fees of $624. During the six months ended March 31, 2001, the Distributor received $2,685 in contingent deferred sales charges from Class C shares of the Fund.

DAVIS INTERNATIONAL SERIES, INC.
DAVIS INTERNATIONAL TOTAL RETURN FUND
NOTES TO FINANCIAL STATEMENTS - Continued
At March 31, 2001 (Unaudited)
--------------------------------------------------------------------------------

NOTE 5 - CAPITAL STOCK


       At March 31, 2001, the Fund had 500 million shares of capital stock ($0.001 par value per share) authorized. Transactions in capital stock were as follows:

CLASS A
                                                                                      SIX MONTHS ENDED
                                                                                       MARCH 31, 2001
                                                                                         (UNAUDITED)
                                                                                      ----------------
                                                                                   SHARES          AMOUNT
                                                                              ---------------  --------------
Shares subscribed..........................................................         9,905,914  $   93,707,719
Shares issued in reinvestment of distributions.............................            39,620         377,576
                                                                              ---------------  --------------
                                                                                    9,945,534      94,085,295
Shares redeemed............................................................       (10,000,324)    (95,445,912)
                                                                              ---------------  --------------
     Net decrease..........................................................           (54,790) $   (1,360,617)
                                                                              ===============  ==============

                                                                                         YEAR ENDED
                                                                                     SEPTEMBER 30, 2000
                                                                                     ------------------
                                                                                   SHARES          AMOUNT
                                                                              ---------------  --------------
Shares subscribed..........................................................         3,473,746  $   41,247,157
Shares redeemed............................................................        (3,872,609)    (46,569,569)
                                                                              ---------------  --------------
     Net decrease..........................................................          (398,863) $   (5,322,412)
                                                                              ===============  ==============

CLASS B                                                                               SIX MONTHS ENDED
                                                                                       MARCH 31, 2001
                                                                                         (UNAUDITED)
                                                                                      ----------------
                                                                                   SHARES          AMOUNT
                                                                              ---------------  --------------
Shares subscribed..........................................................            61,747  $      576,025
Share issued in reinvestment of distributions..............................             7,162          64,669
                                                                              ---------------  --------------
                                                                                       68,909         640,694
Shares redeemed............................................................           (78,328)       (711,457)
                                                                              ---------------  --------------
     Net decrease..........................................................            (9,419) $      (70,763)
                                                                              ===============  ==============

                                                                                         YEAR ENDED
                                                                                     SEPTEMBER 30, 2000
                                                                                     ------------------
                                                                                   SHARES          AMOUNT
                                                                              ---------------  --------------
Shares subscribed..........................................................           112,904  $    1,352,410
Shares redeemed............................................................          (186,907)     (2,123,253)
                                                                              ---------------  --------------
     Net decrease..........................................................           (74,003) $     (770,843)
                                                                              ===============  ==============

DAVIS INTERNATIONAL SERIES, INC.
DAVIS INTERNATIONAL TOTAL RETURN FUND
NOTES TO FINANCIAL STATEMENTS - Continued
At March 31, 2001 (Unaudited)
--------------------------------------------------------------------------------
NOTE 5 - CAPITAL STOCK - CONTINUED

CLASS C                                                                               SIX MONTHS ENDED
                                                                                       MARCH 31, 2001
                                                                                         (UNAUDITED)
                                                                                      ----------------
                                                                                   SHARES          AMOUNT
                                                                              ---------------  --------------
Shares subscribed..........................................................           995,535  $    8,925,687
Shares issued in reinvestment of distributions.............................               466           4,335
                                                                              ---------------  --------------
                                                                                      996,001       8,930,022
Shares redeemed............................................................        (1,011,816)     (9,178,321)
                                                                              ---------------  --------------
     Net decrease..........................................................           (15,815) $     (248,299)
                                                                              ===============  ==============

                                                                                         YEAR ENDED
                                                                                     SEPTEMBER 30, 2000
                                                                                     ------------------
                                                                                   SHARES          AMOUNT
                                                                              ---------------  --------------
Shares subscribed..........................................................            76,558  $      877,496
Shares redeemed............................................................           (62,986)       (738,929)
                                                                              ---------------  --------------
     Net increase..........................................................            13,572  $      138,567
                                                                              ===============  ==============

CLASS Y                                                                               SIX MONTHS ENDED
                                                                                       MARCH 31, 2001
                                                                                         (UNAUDITED)
                                                                                      ----------------
                                                                                   SHARES          AMOUNT
                                                                              ---------------  --------------
Shares subscribed..........................................................             1,625  $       16,008
Shares redeemed............................................................           -               -
                                                                              ---------------  --------------
          Net increase.....................................................             1,625  $       16,008
                                                                              ===============  ==============

                                                                                         MAY 5, 2000
                                                                                    (INCEPTION OF CLASS)
                                                                                           THROUGH
                                                                                     SEPTEMBER 30, 2000
                                                                                    --------------------
                                                                                   SHARES          AMOUNT
                                                                              ---------------  --------------
Shares subscribed..........................................................                83  $          908
Shares redeemed............................................................            -               -
                                                                              ---------------  --------------
     Net increase..........................................................                83  $          908
                                                                              ===============  ==============

NOTE 6 - CUSTODIAN FEES

       Under an agreement with the custodian bank, custody fees are reduced for earnings on cash balances maintained at the custodian by the Fund. Such reductions amounted to $81 during the six months ended March 31, 2001.

DAVIS INTERNATIONAL SERIES, INC.
DAVIS INTERNATIONAL TOTAL RETURN FUND
NOTES TO FINANCIAL STATEMENTS - Continued
At March 31, 2001 (Unaudited)
--------------------------------------------------------------------------------

NOTE 7 - MATTERS SUBMITTED TO A VOTE OF SHAREHOLDERS

       A special meeting of shareholders was held on December 1, 2000. Proxies were not solicited but a Notice of Special Meeting was mailed to all shareholders of record. Of the eligible voting power, 16,836,179 votes or 54.57% voted to approve each of the proposals listed below. No votes were received either against approving these proposals or abstaining.

PROPOSAL 1
Election of the following Directors

         Jeremy H. Biggs.                   Christopher C. Davis
         G. Bernard Hamilton                Keith R. Kroeger
         The Very Reverend James R. Leo     Richard M. Murray
         Theodore B. Smith, Jr.

PROPOSAL 2A
To approve the New Advisory Agreement with Davis Selected Advisers, Inc., and its wholly owned subsidiary, Davis Selected Advisers - NY, Inc.

PROPOSAL 2B
To approve the New Sub-Advisory Agreement between Davis Selected Advisers, Inc. and Fiduciary International, Inc.

PROPOSAL 3A
To amend fundamental policy regarding diversification

PROPOSAL 3B
To amend fundamental policy regarding concentration

PROPOSAL 3C
To amend fundamental policy regarding senior securities

PROPOSAL 3D
To amend fundamental policy regarding borrowing

PROPOSAL 3E
To amend fundamental policy regarding underwriting

PROPOSAL 3F
To amend fundamental policy regarding investments in commodities and real estate

PROPOSAL 3G
To amend fundamental policy regarding making loans

PROPOSAL 4
To ratify the selection of KPMG LLP as independent accountants of the Fund

DAVIS INTERNATIONAL SERIES, INC.
DAVIS INTERNATIONAL TOTAL RETURN FUND
NOTES TO FINANCIAL STATEMENTS - Continued
At March 31, 2001 (Unaudited)
--------------------------------------------------------------------------------

NOTE 7 - MATTERS SUBMITTED TO A VOTE OF SHAREHOLDERS - CONTINUED

     A special meeting of shareholders was held on February 23, 2001. Proxies were not solicited but a Notice of Special Meeting was mailed to all shareholders of record. Of the eligible voting power, 13,926,394 votes or 68.33% voted to approve each of the proposals listed below. No votes were received either against approving these proposals or abstaining.

PROPOSAL 1
Election of the following Directors

       Wesley E. Bass, Jr.        Jeremy H. Biggs            Marc P. Blum
       Andrew A. Davis            Christopher C. Davis       Jerry D. Geist
       D. James Guzy              G. Bernard Hamilton        Laurence W. Levine
       Theodore B. Smith, Jr.     Christian R. Sonne         Marsha Williams

PROPOSAL 2
To approve the New Sub-Advisory Agreement with Fiduciary International, Inc.

DAVIS INTERNATIONAL SERIES, INC.
DAVIS INTERNATIONAL TOTAL RETURN FUND
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The following represents financial highlights for a share of capital stock outstanding throughout each period.

CLASS A

                                         SIX MONTHS
                                           ENDED
                                          MARCH 31,                          YEAR ENDED SEPTEMBER 30,
                                            2001           ----------------------------------------------------------
                                         (UNAUDITED)         2000         1999         1998        1997       1996
                                         -----------         ----         ----         ----        ----       ----
Net Asset Value,
    Beginning of Period..............      $ 11.21         $ 10.69      $  9.26      $ 11.38     $ 12.12    $   11.85
                                           --------        --------     --------     --------    -------    ---------
Income (Loss) From
   Investment Operations
    Net Investment  Income (Loss)....        (0.01)          (0.12)        -            -           -            0.03
    Net Realized and Unrealized
      Gains (Losses).................        (2.89)           0.64         1.43        (2.12)       0.25         0.85
                                           -------         -------      -------      -------     -------    ---------
      Total From Investment
        Operations...................        (2.90)           0.52         1.43        (2.12)       0.25         0.88
                                           -------         -------      -------      -------     -------    ---------
Dividends and Distributions
    Net Investment  Income...........         -               -            -            -           -           (0.03)
    Distributions from Realized
        Gains........................        (0.19)           -            -            -          (0.99)       (0.58)
                                           --------        -------      -------      --------    -------    ---------
        Total Dividends and
          Distributions..............        (0.19)           -            -            -          (0.99)       (0.61)
                                           --------        -------      -------      --------    -------    ---------
Net Asset Value, End  of Period......      $  8.12         $ 11.21      $ 10.69      $  9.26     $ 11.38    $   12.12
                                           ========        =======      =======      ========    =======    =========

Total Return (1).....................     (26.12)%           4.86%       15.44%     (18.63)%       2.71%        7.87%

Ratios/Supplemental Data
    Net Assets, End of
      Period (000 omitted)...........      $16,989         $24,067      $27,202      $26,921     $39,740     $ 41,545
    Ratio of Expenses
      to  Average Net  Assets........  1.47%(2,3)*        1.47%(2)     1.47%(2)     1.45%(2)  1.67%(2,3)   1.70%(2,3)
    Ratio of Net Investment Income
        (Loss) to Average Net  Assets     (0.09)%*         (0.42)%        0.24%        0.13%       0.03%        0.23%
     Portfolio Turnover Rate(4)......          63%            109%         154%          63%         97%          78%

(1) Assumes hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.

(2) Had the Adviser not absorbed certain expenses, the ratio of expenses to average net assets for the six months ended March 31, 2001 and the years ended September 30, 2000, 1999, 1998, 1997 and 1996 would have been 2.27%,
     1.83%, 1.95%, 1.86%, 1.93% and 2.24%, respectively.

(3) The ratio of expenses to average net assets after the reduction of custodian fees under a custodian agreement were 1.46%, 1.66% and 1.69% for the six months ended March 31, 2001 and the years ended September 30, 1997 and 1996, respectively.

(4) The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation.

*    Annualized.


SEE NOTES TO FINANCIAL STATEMENTS.

DAVIS INTERNATIONAL SERIES, INC.
DAVIS INTERNATIONAL TOTAL RETURN FUND
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The following represents financial highlights for a share of capital stock outstanding throughout each period.

CLASS B

                                         SIX MONTHS
                                           ENDED
                                          MARCH 31,                          YEAR ENDED SEPTEMBER 30,
                                            2001         ------------------------------------------------------------
                                         (UNAUDITED)       2000         1999         1998          1997         1996
                                         -----------       ----         ----         ----          ----         ----
Net Asset Value,
    Beginning of Period..............     $  10.66       $  10.26     $  8.98     $  11.15      $  12.00     $  11.79
                                          --------       --------     -------     --------      --------     --------
Income (Loss) From
   Investment Operations
    Net Investment Income (Loss).....         0.09          (0.24)        -            -           (0.10)       (0.03)
    Net Realized  and Unrealized
      Gains (Losses).................        (2.89)          0.64        1.28        (2.17)         0.24         0.82
                                          --------       --------     -------     --------      --------     --------
      Total From Investment
        Operations...................        (2.80)          0.40        1.28        (2.17)         0.14         0.79
                                          --------       --------     -------     --------      --------     --------
Dividends and Distributions
    Distributions from Realized
       Gains.........................        (0.19)          -            -            -           (0.99)       (0.58)
                                          --------       --------     -------     --------      --------     --------
      Total  Dividends and
        Distributions................        (0.19)          -            -            -           (0.99)       (0.58)
                                          --------       --------     -------     --------      --------     --------
Net Asset Value, End  of Period......     $   7.67       $  10.66     $ 10.26     $   8.98      $  11.15     $  12.00
                                          ========       ========     =======     ========      ========     ========
Total Return (1).....................     (26.53)%          3.90%      14.25%     (19.46)%         1.77%        7.10%
Ratios/Supplemental Data
    Net Assets, End of
      Period (000 omitted)...........     $  2,826       $  4,026     $ 4,636     $  5,450      $  8,230     $  8,283
    Ratio of Expenses
      to Average Net Assets..........    2.50%(2)*       2.50%(2)  2.51%(2,3)     2.60%(2)    2.51%(2,3)   2.47%(2,3)
    Ratio of Net Investment
      Loss to Average Net  Assets....     (1.13)%*        (1.45)%     (0.79)%      (1.02)%       (0.80)%      (0.54)%
    Portfolio Turnover Rate(4).......          63%           109%        154%          63%           97%          78%

(1) Assumes hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.

(2) Had the Adviser not absorbed certain expenses, the ratio of expenses to average net assets for the six months ended March 31, 2001 and the years ended September 30, 2000, 1999, 1998, 1997 and 1996 would have been 3.30%,
     2.86%, 2.98%, 3.01%, 2.98% and 3.01%, respectively.

(3) The ratio of expenses to average net assets after the reduction of custodian fees under a custodian agreement were 2.50%, 2.50% and 2.46% for the years ended September 30, 1999, 1997 and 1996, respectively.

(4) The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation.

*    Annualized.


SEE NOTES TO FINANCIAL STATEMENTS.

DAVIS INTERNATIONAL SERIES, INC.
DAVIS INTERNATIONAL TOTAL RETURN FUND
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The following represents financial highlights for a share of capital stock outstanding throughout each period.

CLASS C

                                               SIX                                                    AUGUST 19, 1997
                                           MONTHS ENDED                                             (INCEPTION OF CLASS)
                                            MARCH 31,              YEAR ENDED SEPTEMBER 30,                THROUGH
                                               2001          -------------------------------------      SEPTEMBER 30,
                                          (UNAUDITED)(5)      2000(5)          1999         1998            1997
                                          --------------      -------          ----         ----            ----
Net Asset Value,
    Beginning of Period................     $  10.97         $  10.53        $   9.17     $  11.37      $  11.50
                                            --------         --------        --------     --------      --------
Income (Loss) From
   Investment Operations
    Net Investment Loss................        (0.07)           (0.20)           -            -            (0.02)
    Net Realized  and Unrealized
      Gains (Losses)...................        (2.89)            0.64            1.36        (2.20)        (0.11)
                                            --------         --------        --------     --------      --------
      Total From Investment Operations.        (2.96)            0.44            1.36        (2.20)        (0.13)
                                            --------         --------        --------     --------      --------
Dividends and Distributions
    Distributions from Realized Gains..        (0.19)            -               -            -             -
                                            --------         --------        --------     --------      --------
      Total Dividends and
         Distributions.................        (0.19)            -               -            -             -
                                            --------         --------        --------     --------      --------
Net Asset Value, End  of Period........     $   7.82         $  10.97        $  10.53     $   9.17      $  11.37
                                            ========         ========        ========     ========      ========

Total Return (1).......................     (27.26)%            4.18%          14.83%     (19.35)%       (1.13)%

Ratios/Supplemental Data
    Net Assets, End of
      Period (000 omitted).............     $    207         $    464        $    302     $    256      $     61
    Ratio of Expenses
      to  Average Net  Assets..........    2.50%(2)*       2.51%(2,3)      2.52%(2,3)   2.78%(2,3)     2.62%(2)*
    Ratio of Net Investment
       Loss to Average Net  Assets.....     (1.13)%*          (1.45)%         (0.80)%      (1.19)%      (2.27)%*
     Portfolio Turnover Rate(4)........          63%             109%            154%          63%           97%

(1) Assumes hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.

(2) Had the Adviser not absorbed certain expenses, the ratio of expenses to average net assets for the six months ended March 31, 2001 and the years ended September 30, 2000, 1999, 1998 and the period ended September 30, 1997 would have been 3.30%, 2.86%, 2.99%, 3.19% and 3.14%, respectively.

(3) The ratio of expenses to average net assets after the reduction of custodian fees under a custodian agreement were 2.50%, 2.51% and 2.77% for the years ended September 30, 2000, 1999 and 1998, respectively.

(4) The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation.

(5) Per share calculations other than distributions were based on average shares outstanding for the period.

*    Annualized


SEE NOTES TO FINANCIAL STATEMENTS.

DAVIS INTERNATIONAL SERIES, INC.
DAVIS INTERNATIONAL TOTAL RETURN FUND
FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------

The following represents financial highlights for a share of capital stock outstanding throughout each period.

CLASS Y

                                                          SIX                MAY 5, 2000
                                                     MONTHS ENDED       (INCEPTION OF CLASS)
                                                       MARCH 31,               THROUGH
                                                         2001               SEPTEMBER 30,
                                                      (UNAUDITED)               2000
                                                      -----------               ----
Net Asset Value,
    Beginning of Period..........................       $ 11.22                $ 10.88
                                                        -------                -------
Income (Loss) From
   Investment Operations
    Net Investment  Income ......................           -                     0.02
    Net Realized and Unrealized  Gain (Loss).....         (2.89)                  0.32
                                                        -------                -------
      Total From Investment
         Operations..............................         (2.89)                  0.34
                                                        -------                -------
Dividends and Distributions
    Distributions from Realized Gains............         (0.19)                  -
                                                        -------                -------
      Total Dividends and
         Distributions...........................         (0.19)                  -
                                                        -------                -------

Net Asset Value, End  of Period..................       $  8.14                $ 11.22
                                                        =======                =======

Total Return (1).................................      (26.01)%                  3.13%

Ratios/Supplemental Data
    Net Assets, End of
      Period ....................................       $13,911                $   931
    Ratio of Expenses
      to Average Net Assets......................     1.40%(2)*            1.39%(2,3)*
    Ratio of Net Investment
      Loss to Average Net Assets.................      (0.03)%*               (0.33)%*
     Portfolio Turnover Rate(4)..................           63%                   109%

(1) Assumes hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one year.

(2) Had the Adviser not absorbed certain expenses, the ratio of expenses to average net assets for the six months ended March 31, 2001 and the period ended September 30, 2000 would have been 2.20% and 1.74%, respectively.

(3) The ratio of expenses to average net assets after the reduction of custodian fees under a custodian agreement was 1.38% for the period ended September 30, 2000.

(4) The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation.

*    Annualized


SEE NOTES TO FINANCIAL STATEMENTS.

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

DAVIS INTERNATIONAL SERIES, INC.
DAVIS INTERNATIONAL TOTAL RETURN FUND
2949 East Elvira Road, Tucson, Arizona 85706
--------------------------------------------------------------------------------

           DIRECTORS                      OFFICERS
           Wesley E. Bass                 Jeremy H. Biggs
           Jeremy H. Biggs                    Chairman
           Marc P. Blum                   Christopher C. Davis
           Andrew A. Davis                    President
           Christopher C. Davis           Kenneth C. Eich
           Jerry D. Geist                     Vice President
           D. James Guzy                  Sharra L. Reed
           G. Bernard Hamilton                Vice President, Treasurer
           Theodore B. Smith, Jr.             & Assistant Secretary
           Christian R. Sonne             Thomas D. Tays
           Marsha Williams                    Vice President & Secretary
                                          Andrew A. Davis
                                              Vice President

INVESTMENT ADVISER
Davis Selected Advisers, L.P.
2949 East Elvira Road, Suite 101
Tucson, Arizona 85706
1-800-279-0279

DISTRIBUTOR
Davis Distributors, LLC
2949 East Elvira Road, Suite 101
Tucson, Arizona 85706

TRANSFER AGENT & CUSTODIAN
State Street Bank and Trust Company
c/o The Davis Funds
P.O. Box 8406
Boston, Massachusetts 02266-8406

COUNSEL
D'Ancona & Pflaum, LLC
111 E. Wacker Drive
Suite 2800
Chicago, Illinois  60601-4205

AUDITORS
KPMG LLP
707 Seventeenth Street
Suite 2300
Denver, Colorado 80202


--------------------------------------------------------------------------------
FOR MORE INFORMATION ABOUT DAVIS INTERNATIONAL SERIES, INC., DAVIS INTERNATIONAL TOTAL RETURN FUND, INCLUDING MANAGEMENT FEE, CHARGES AND EXPENSES, SEE THE CURRENT PROSPECTUS WHICH MUST PRECEDE OR ACCOMPANY THIS REPORT.
--------------------------------------------------------------------------------

Davis Selected Advisers, L.P.
2949 East Elvira Road
Suite 101
Tucson, AZ 85706
1-800-279-0279










DAVIS FUNDS
OVER 25 YEARS OF RELIABLE INVESTING(TM)